                                                                      Exhibit 99
                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":       Norwest Venture Partners IX, L.P.
                           Norwest Venture Partners VII-A, L.P.
                           NVP Entrepreneurs Fund IX, L.P.

Address:                   525 University Avenue, Suite 800
                           Palo Alto, CA 94301

Designated Filer:          Norwest Venture Partners VII-A, L.P.

Issuer and Ticker Symbol:  Website Pros, Inc. (WSPI)

Date of Event:             November 7, 2005

Each of the following is a Joint Filer with Norwest Venture Partners VII-A, L.P.
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

Itasca VC Partners VII-A, LLC is the general partner of Norwest Venture Partners
VII-A, L.P. Genesis VC Partners IX, LLC is the general partner of each of
Norwest Venture Partners IX, L.P. and NVP Entrepreneurs Fund IX, L.P. George J.
Still, Jr. is a managing director of each of Itasca VC Partners VII-A, LLC and
Genesis VC Partners IX, LLC.

All Reporting Persons disclaim beneficial ownership of shares of Website Pros,
Inc. stock held by each other Reporting Person, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange
Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above hereby designates Norwest Venture
Partners VII-A, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder.

NORWEST VENTURE PARTNERS VII-A, L.P.
By: Itasca VC Partners VII-A, LLC
    Its General Partner

By: /s/ George J. Still, Jr.
    ---------------------------------------
    George J. Still, Jr., Managing Director

NORWEST VENTURE PARTNERS IX, L.P.
By: Genesis VC Partners IX, LLC
    Its General Partner
By: /s/ George J. Still, Jr.
    ---------------------------------------
    George J. Still, Jr., Managing Director

NVP ENTREPRENEURS FUND IX, L.P.
By: Genesis VC Partners IX, LLC
    Its General Partner

By: /s/ George J. Still, Jr.
    ---------------------------------------
    George J. Still, Jr., Managing Director